Exhibit 10.1 DISTRIBUTION AND SALES AGREEMENT This Distribution and Sales Agreement (this “Agreement”) dated September ___,9 2020 (the “Effective Date”) is made by and between Soliton, Inc., a Delaware corporation (“Company”), having its principal place of business at 5304 Ashbrook Dr., Houston, Texas 77081, and Aesthetic Solutions, Inc. (“Agent”), an Indiana corporation, with an address at 6732 N County Road 1250 W, Norman, IN 47264. Each of Company and Agent is a “Party” and both are collectively referred to as the “Parties”. In consideration of the mutual promises contained herein, the Parties agree as follows: 1. Definitions. As used herein, the following terms shall have the meanings set forth below: A. “Products” shall mean Company’s products set forth in Exhibit A attached hereto, as may be amended and modified by Company from time to time. B. “Territory” shall mean the United States of America. 2. Appointment. Company hereby appoints Agent as its representative for the sale and marketing of the Products in the Territory, and Agent hereby accepts such appointment. As representative, Agent shall, and is hereby authorized to, (a) market for sale, in the name and on behalf of Company, the Products in the Territory on a non-exclusive basis in accordance with the terms of this Agreement and (b) upon sale of a Product, install, set-up and train the customer on the use of such Product (collectively, the “Services”). Except for the Services, Agent shall not have any other authority to act on behalf of Company, including the authority to make any commitments whatsoever on behalf of Company. Agent shall be fully responsible for keeping customers duly informed of the foregoing limitation. 3. General Duties. Agent shall use its best efforts to perform the Services. In connection therewith, Agent shall also provide reasonable assistance to Company in promotional activities in the Territory as requested by Company, such as trade shows, Product presentations, sales calls and other activities of Company with respect to the Products. Agent shall also provide reasonable after-sale support to Product customers and generally perform such sales-related activities as are reasonable to promote the Products and the goodwill of Company in the Territory, in Company’s line of business. Agent shall report bi-weekly to Company concerning sales of the Products and any competitive intelligence and activities of which it is aware. Agent shall devote adequate time and effort to perform its obligations. Agent shall neither advertise the Products outside the Territory nor solicit sales from purchasers located outside the Territory without the prior written consent of Company. CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

4. Reserved Rights. For the avoidance of doubt, Company reserves the right to solicit orders directly from and sell directly to any customers or other persons within the Territory. 5. Conflict of Interest. Agent warrants to Company that it does not currently market, distribute or promote any lines or products that compete with the Products. Agent shall provide Company with a list of the companies and products that it currently represents and shall notify Company in writing of any new companies and products at such time as its promotion of those new companies and products commences. 6. Independent Contractor. A. Agent shall perform any and all of its activities as an independent contractor, and notwithstanding anything to the contrary herein, nothing contained in this Agreement shall be construed to create or imply a joint venture, partnership, principal-agent or employment relationship between Company and Agent. Unless otherwise expressly authorized in writing by Company, Agent shall have no right or authority to assume or create any obligations or make any representations or warranties on behalf of Company, whether express or implied, or to bind Company in any respect whatsoever, and Agent shall not, and shall cause Agent’s Parties (as hereinafter defined) not to, present itself or themselves to, nor speak to, any third party with respect to any issue as a representative of, or on behalf of, Company, beyond the specific scope of the Services and without Company’s prior written approval with respect to such issue. B. Agent and any of its employees, as applicable (“Agent’s Parties”), shall not be eligible for any employee benefits from Company. C. Agent shall be responsible for paying all income taxes and other taxes charged to Agent on amounts earned hereunder. All financial and other obligations associated with Agent’s business are the sole responsibility of Agent. D. Agent shall be liable to any person or company with whom it, or Agent’s Parties, has entered into an agreement on its own behalf for the performance of any Services particularly with respect to its sub-contractors, suppliers and employees. 7. Professional Responsibility. A. Agent shall perform, and shall cause Agent’s Parties to perform, the Services in a good and workmanlike manner to the best of their ability and dedicate all their expertise, qualifications, experience, diligence and attention required for the performance of the Services under this Agreement. Agent represents, warrants and covenants that any Services performed hereunder are, and will be, performed in a manner consistent with that level of care and skill ordinarily exercised by other professionals under similar circumstances. Agent further represents, warrants and covenants that Agent and each Agent’s Party performing any of the 2 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

Services hereunder are, and will continue to be, authorized under and in compliance with all licenses, certifications, permits or other approvals required by any applicable local, state and/or federal applicable laws to perform any and all of the Services hereunder in compliance with all such applicable laws, including without limitation, all applicable laws relating to the marketing, sale and distribution of medical devices within the Territory, and that all such licenses, certifications, permits or other approvals are, and will continue to be, valid and in force. Subject to the foregoing, Agent shall determine the manner in which any Services shall be performed and it shall be entitled to delegate a portion of any Services to Agent’s Parties as it deems appropriate. B. Agent shall not make any representations or warranties with respect to the Products beyond the product warranties given by Company for the specific Product. C. Agent will refrain from taking actions that may tarnish or cause people to hold in poor regard Company or the Products. Agent shall establish and maintain a marketing program and a sales force, customer trainers and technical service representatives, who are properly trained in all aspects of the distributed Product. Company shall have the right to review and discuss with Agent at reasonable times and with reasonable frequency all aspects of the marketing and service program. 8. Indemnification. A. Agent shall defend and hold harmless Company and its officers, directors, employees, agents, and stockholders (collectively, “Company Indemnitees”) from and against any and all claims, damages, expenses, losses, or other liabilities whatsoever and all reasonable attorneys’ fees and other associated costs (collectively, the “Claims”), brought against Company Indemnitees by any third party and arising out of or relating to (i) any gross negligence or willful misconduct of Agent or Agent’s Parties, or (ii) any breach by Agent or Agent’s Parties of any of its obligations under this Agreement; excluding in each of the foregoing cases, any Claims attributable to any Company Indemnitee’s gross negligence, willful misconduct, or material breach of its obligations hereunder. B. Company shall defend and hold harmless Agent and its officers, directors, employees, agents, and stockholders (collectively, “Agent Indemnitees”) from and against any and all Claims brought against Agent Indemnitees by any third party and arising out of or relating to (i) the infringement of any third party patent, trade secret, copyright, trademark, or any other proprietary right caused by the advertising, commercialization, or legitimate use of the Products, or (ii) any gross negligence or willful misconduct of Company or Company Indemnitees; excluding in each of the foregoing cases, any Claim attributable to any Agent Indemnitee’s negligence, willful misconduct, or breach of its obligations hereunder. C. In order for any Agent Indemnitee or Company Indemnitee (collectively, “Indemnitee”) to be entitled to any indemnification provided for under this Agreement, Indemnitee shall notify the indemnifying Party, in writing, and in 3 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

reasonable detail, of the Claim within twenty (20) days after receipt by Indemnitee of written notice of the Claim; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except (i) to the extent that the ability to defend such Claim or demand shall have been prejudiced as a result of such failure, and (ii) that, without limiting the foregoing in Section 8(C)(i) hereof, the indemnifying Party shall not be liable for any Claims incurred during the period prior to the giving of such notice by Indemnitee if notice is not timely given. Thereafter, Indemnitee shall deliver to the indemnifying Party within twenty (20) days after Indemnitee’s receipt thereof, copies of all notices and documents (including court papers) received by Indemnitee relating to the Claim. D. If a Claim is made against Indemnitee, the indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses, assume the defense thereof with counsel selected by and compensated by the indemnifying Party. E. Upon the assumption of the defense of the Claim by the indemnifying Party, the indemnifying Party shall not be liable to the Indemnitee for legal expenses subsequently incurred by the Indemnitee in connection with the defense thereof arising from or related to the Claim. F. All of the applicable parties shall cooperate with the Party assuming the defense, in defense of the Claim. Such cooperation shall include the retention and the provision, to the Party assuming the defense, of records and information which are reasonably relevant to such Claim and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. G. The Party assuming the defense shall keep the applicable Indemnitee and indemnifying Party fully informed regarding the progress and status thereof. H. The Party assuming the defense shall not settle, compromise, or discharge any Claim, if such settlement, compromise, or discharge could increase the amount of any indemnity obligation, without the prior written consent of any indemnifying Party or, in the case where the indemnifying Party has assumed the defense, any Indemnitee, if such settlement, compromise, or discharge requires such Indemnitee to cease any activity or to take any action (other than entering into an agreement setting forth the terms of such settlement, compromise, or discharge). I. Indemnitee, from whom the defense was assumed, shall reimburse the Party assuming the defense for all legal fees and expenses reasonably incurred in defending against such Claim if it is subsequently determined that the Claim is a claim for which indemnification is not required under this Section 8. 9. Compensation. A. Commission. Agent’s compensation under the terms of this Agreement shall be a commission equal to [***]% of Agent’s Gross Sales of Products. “Agent’s Gross 4 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

Sales of Products” shall mean gross sales of the Products in the Territory made by Agent (as a result of orders approved by Company) that are collected by Company during each calendar month of the Term. B. Specification Credit. In the event Company accepts an order for the sale of Products originating from Agent but relating to a referral to Agent from another Company sales representative (“Referral Representative”), then the commission set forth in Section 9(A) hereof shall be equally shared between Referral Representative and Agent. Without limitation, and in addition, to the foregoing, in the event that a dispute arises between Agent and one or more third parties relating to a claim for payment of the commissions, Company may, in its sole discretion, determine which party is entitled to said commissions, and Agent agrees not to dispute such determination. C. Basis of Commission. Unless as otherwise agreed in writing by Company, no commissions shall be paid on sales that Company, in its sole discretion, does not wish to fulfill. D. Time of Payment. Company shall pay the applicable commissions to Agent within thirty (30) days after the close of the month following payment in full by the customer. E. Commission Charge-Back. Company shall have the absolute right to write off as bad debts such overdue customer accounts as it deems advisable, in which case, Company shall charge back to Agent’s account any amounts previously paid or credited to it. 10. Sale of the Products. A. Prices and Terms of Sale. Company shall provide Agent with copies of its current price list, delivery schedules, and standard terms and conditions of sale (“Terms of Sale”), as may be modified from time to time in Company’s sole discretion. Agent shall quote to customers, and all orders shall be controlled by, only those authorized prices, delivery schedules, and Terms of Sale as provided by Company. Agent shall promptly furnish to Company copies of all quotations submitted to customers. Agent shall modify, add to or discontinue the offering of certain Products immediately following written notice by Company. B. Customers. Agent agrees and acknowledges that Products may only be marketed and sold to customers that are medical professionals or professional medical facilities licensed and in good standing in the state in which such medical professional or medical facility practices or operates (collectively, “Qualified Customers”). Accordingly, Agent shall not market or sell any Products to any customers that are not Qualified Customers, and any time Agent markets or sells Products to customers, Agent shall verify, and upon Company’s request provide documentation of such verification, that each such customer, at the time of such marketing or sale, is a Qualified Customer. 5 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

C. Acceptance. All orders submitted to Company by Agent shall be subject to final acceptance by Company at its principal office and all quotations by Agent to customers shall contain a statement to that effect. Agent shall have no authority to make any acceptance or delivery commitments to customers. Company specifically reserves the right to reject any order or any part thereof for any reason or no reason. D. Credit Approval. Company shall have the sole right of credit approval or credit refusal for customers in all cases, with or without cause. E. Collection. Full responsibility for collection from customers rests with Company, provided that Agent shall, at Company’s request, assist in such collection efforts. F. Inquiries from Outside the Territory. Agent shall promptly submit to Company, for Company’s attention and handling, the originals of all inquiries received by Agent from customers outside the Territory. 11. Compliance with Laws. Agent acknowledges and recognizes that the Products are subject to regulation by local, state and federal laws of the United States of America and its agencies, including, without limitation, the Food and Drug Administration (the “FDA”). Agent shall comply, and shall cooperate fully with Company’s compliance, with all governmental laws, ordinances, rules, and regulations applicable in connection with (i) the marketing, sale, installation, set-up and training of customers on the usage of any Product in the Territory, and (ii) the fulfillment of any of Agent’s obligations under this Agreement, including, without limitation, compliance with the requirements of the FDA and any other relevant authority having jurisdiction over the subject matter hereof. 12. Term and Termination. A. Term. This Agreement shall commence on the Effective Date and continue for two years thereafter, unless terminated earlier as provided herein (the “Term”). Notwithstanding the foregoing, (i) either Party may terminate this Agreement at any time for any reason or no reason upon thirty (30) days’ written notice to Agent, and (ii) either Party may terminate this Agreement at any time upon ten (10) days’ written notice to the other Party if the other Party is in breach of this Agreement and such breach has not been cured within five (5) days from notification of such breach to the breaching Party. B. Return of Materials. All of Company’s trademarks, trade names, patents, copyrights, designs, drawings, formulas or other data, photographs, demonstrators, literature, and sales aids of every kind shall remain the property of Company. Within ten (10) days after the expiration or termination of this Agreement, Agent shall, and shall cause Agent’s Parties to, return all such items to Company at Agent’s expense. Agent shall not make or retain any copies of any confidential items or information (including Confidential Information (as such term is hereinafter defined)) that may have been entrusted to it. Effective upon 6 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

the expiration or termination of this Agreement, Agent shall immediately cease to use all trademarks, marks and trade name of Company. C. Obligations After Expiration or Termination. The expiration or termination of this Agreement shall not release either Party from any of its obligations under this Agreement which by their nature survive termination or which were incurred prior to the date of the termination. 12. Limitation of Liability. Upon expiration or termination by either Party in accordance with any of the provisions of this Agreement, neither Party shall be liable to the other because of such expiration or termination for compensation, reimbursement or damages on account of the loss of prospective profits or anticipated sales or on account of expenditures, investments, leases or commitments in connection with the business or goodwill of Company or Agent. In such a case, Company’s sole liability under the terms of this Agreement shall be for any unpaid commissions. 13. Confidentiality. During the Term, Agent and Agent’s Parties may have access to, and be entrusted with, technical, proprietary, sales, legal, intellectual property and financial data and information with respect to the affairs and business of Company, its affiliates, subsidiaries, customers, partners and suppliers, all of which such data and information, whether documentary, written, oral, or computer generated, shall be deemed to be, and referred to as, collectively, the “Confidential Information,” except for such information which is now, or hereafter becomes, available in the public domain, or is generally known, or hereafter becomes known, in the industry, through no fault of Agent. Agent shall not, and shall cause Agent’s Parties not to, during the Term and at any time thereafter, use the Confidential Information for its own use or for any purpose except the performance of the Services performed under this Agreement. Agent further agrees that it will not, and shall cause Agent’s Parties not to, disclose Confidential Information to any person without the prior written consent of Company. If such consent to disclosure of Confidential Information is granted to Agent, then Agent shall require all individuals, to whom such Confidential Information is disclosed, to sign a nondisclosure agreement acceptable to Company, containing terms no less restrictive than the terms and conditions contained in this Agreement. Such agreements shall be provided by Agent upon request by Company, and Agent shall notify Company, in writing, of the names of such signatories to such agreements promptly after such agreements are signed. Agent agrees to, and shall cause Agent’s Parties to agree to, use not less than a reasonable degree of care to protect the secrecy of the Confidential Information. Agent agrees to promptly advise Company in writing of any misappropriation or misuse by any person of such Confidential Information which may come to its attention. Any materials or documents of Company which have been provided to Agent shall be promptly returned by Agent to Company, accompanied by all copies of such documentation, at any time upon Company’s request. Agent acknowledges that a breach of this provision may cause irreparable harm to Company, for which the remedy at law shall be inadequate and the damages may be difficult to ascertain, and therefore Agent hereby agrees that Company shall be entitled to seek equitable relief by means of mandatory injunctions without being required to post bond or other security and without having to prove the inadequacy of the available remedies at law. This right of 7 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

equitable relief is in addition to any other rights (such as a right to damages and interest) that may be available to Company. 14. Non-Solicitation A. During the Term and for a period of one (1) year thereafter, Agent shall not, and shall cause Agent’s Parties not to, whether in its or their own name and on its or their behalf or in the name and on behalf of others, in any manner whatsoever, offer, solicit, interfere with or endeavor to entice away from Company or any of its affiliates, any person, firm or company with whom Company or any of its affiliates has any contractual or commercial relationship as an employer, consultant, licensor, licensee, joint-venture, supplier, customer, distributor, agent or contractor of any nature. B. During the Term and for a period of one (1) year thereafter, Company shall not, and shall cause Company’s employees not to, whether in its or their own name and on its or their behalf or in the name and on behalf of others, in any manner whatsoever, offer, solicit, interfere with or endeavor to entice away from Agent or any of its affiliates, any person, firm or company with whom Agent or any of its affiliates has any contractual or commercial relationship as an employer, consultant, licensor, licensee, joint-venture, supplier, customer, distributor, agent or contractor of any nature. C. Agent hereby represents and warrants to Company that neither it nor any of Agent’s Parties is a party to any non-competition or non-solicitation agreement, and that it is not subject to any restriction or legal obligation, that would prohibit or prevent Agent from fulfilling its obligations hereunder and performing the Services pursuant to the terms and conditions of this Agreement. 15. Miscellaneous A. Assignment. No rights or obligations of Agent hereunder or arising out of this Agreement may be assigned by merger, reorganization, change of control, operation of law, sale of all or substantially all assets or a majority of capital stock, or otherwise without the prior written consent of Company. Any such assignment without Company’s prior written consent shall be null and void. Company’s rights and obligations hereunder may be assigned and Company’s duties hereunder may be delegated to any one or more affiliates or third parties in whole or in part. Company reserves the right to assign, and Agent acknowledges and consents to any assignment of, the accounts receivable resulting from this Agreement, to one or more third parties as part of a factoring arrangement or otherwise. B. Entire Agreement. This Agreement constitutes the complete understanding between the Parties with respect to the subject matter hereof, supersedes all prior oral or written understandings and agreements relating thereto and shall not be modified, amended or terminated except as provided herein or by written 8 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

instrument signed by all of the Parties and identifying itself as an amendment to this Agreement. Neither Party is acting in reliance upon any representation or guarantee of the other besides those explicitly provided for in this Agreement. C. No Waiver. No failure or delay on the part of either Party in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right. D. Notices. All notices, demands or other communications required or provided hereunder shall be in writing and shall be deemed to have been given and received (i) upon delivery, when delivered in person or by a nationally reputable overnight courier; (ii) upon transmission, when transmitted by electronic (including e-mail) or facsimile transmission to the respective Party (with confirmation of transmission by the transmitting equipment); or (iii) five (5) days after dispatch, when sent by certified or registered mail, postage prepaid, return receipt requested; in each of the foregoing cases, addressed to the respective Party at the addresses set forth below or at such other address as such Party may designate by notice to the other Party, in accordance with the provisions of this Section 15(D). If to Company: Soliton, Inc. 5304 Ashbrook Dr. Houston, Texas 77081 Attention: Lori Bisson Email: lbisson@soliton.com with a copy to (which shall not constitute notice): Schiff Hardin LLP 100 N. 18th Street Suite 300 Philadelphia, PA 19103 Attention: Cavas S. Pavri Email: cpavri@schiffhardin.com If to Agent: Aesthetic Solutions, Inc. 6732 N. County Road 1250 W Norman, IN 47264 Attention: Tim Howder Email: tim@asilasers.com 9 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

E. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transaction contemplated hereby is not affected in any manner materially adverse to either Party. F. Counterparts. This Agreement may be executed in one (1) or more counterparts (including via PDF or facsimile) and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same Agreement. G. Governing Law; Jurisdiction; and Wavier of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Texas applicable to contracts executed and fully performed within the State of Texas, excluding any conflicts of law or principles that might refer the governance or construction of this Agreement to the laws of any jurisdiction other than the State of Texas. The Parties agree to submit any matter or dispute resulting from, arising out of or related to the execution, performance, interpretation, breach, or termination of this Agreement to the non-exclusive jurisdiction of Federal or state courts within Harris County, Texas. Each of the Parties agrees that service of any process, summons, notice or document in the manner set forth in Section 15(D) hereof, or in such other manner as may be permitted by law, shall be effective service of process for any action, suit, or proceeding in the State of Texas with respect to any matters to which it has submitted to jurisdiction in this Section 15(G). Each of the Parties irrevocably and unconditionally agrees that it is subject to, and hereby submits to, the personal jurisdiction of the courts located in the Harris County, Texas for any action, suit, or proceeding arising out of this Agreement or the transactions contemplated hereby, and waives any objection to the laying of venue in the United States District Court for the Southern District of Texas, or Harris County, Texas courts if the Federal jurisdictional standards are not satisfied, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit, or proceeding brought in any such court has been brought in an inconvenient forum. To the fullest extent permitted by applicable law, the Parties hereby irrevocably waive all their rights to a trial by jury and the right to interpose counterclaims or setoffs of any kind and description in any litigation arising hereunder. H. Use of name. Agent agrees that, without the advanced express written consent of Company, it (or any Agent’s Parties) may not (i) use the name of Company or (ii) refer to any of the technologies, medical devices, or intellectual property subject to this Agreement, in each of the foregoing cases, on its website or in any of Agent’s press releases, marketing or promotional materials. I. Interpretation. The Parties agree that this Agreement is the product of negotiation between sophisticated parties and individuals, all of whom were 10 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

represented by counsel, and each of whom had an opportunity to participate in and did participate in, the drafting of each provision hereof. Accordingly, ambiguities in this Agreement, if any, shall not be construed strictly or in favor of or against either Party and no presumption or burden of proof shall arise forgiving or disfavoring either Party by virtue of the authoring of any provision of this Agreement. J. Third Party Beneficiaries. Except as set forth in Section 15(A) hereof, this Agreement shall not confer any rights or remedies upon any person or entity other than the Parties and their respective successors and permitted assigns, and no such person or entity shall be entitled to rely hereon. K. Headings. The headings and subheadings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. [Signature Page Follows] 11 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

IN WITNESS WHEREOF, Company and Agent have caused this Distribution and Sale Agreement to be executed by their duly authorized officers as of the Effective Date. Soliton, Inc. By: __________________________________/s/ Lori Bisson Name: Lori Bisson Title: EVP and Chief Financial Officer Aesthetic Solutions, Inc. By: __________________________/s/ Timothy Howder _______ Name: Timothy Howder Title: President [Signature Page] CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

EXHIBIT A Products Rapid Acoustic Pulse device console (“RAP Device”) Disposable tattoo removal cartridges for the RAP Device Disposable cellulite reduction cartridges for the RAP Device CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]